497(d)

                                          FT 250

                         Communications Growth Trust, Series 2
                         Fundamental Value Trust Series
                         Media & Entertainment Growth Trust, Series 2

                     Supplement to the Prospectus dated April 15, 1998

        Notwithstanding anything to the contrary in the Prospectus, Unit holders who acquire Units which, as a result of a reduction in the aggregate underlying value of the Equity Securities, are not subject to an initial sales charge will be subject to the maximum remaining deferred sales charge (initially $.35 per Unit). In such case the maximum sales charge may exceed 4.5% of the Public Offering Price per Unit but in no event will the maximum sales charge exceed 5.5% of the Public Offering Price per Unit for Communications Growth Trust, Series 2 or Media & Entertainment Growth Trust, Series 2 or 6.5% of the Public Offering Price per Unit for Fundamental Value Trust Series.

October 8, 1998